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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant |X|

Filed by a Party Other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement         |_|   CONFIDENTIAL, FOR THE USE OF THE
                                                COMMISSION ONLY (AS PERMITTED BY
|X|   Definitive Proxy Statement                RULE 14a-6(e)(2))

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to
      Section 240.14a-12

                            OAK HILL FINANCIAL, INC.
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                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

      |X|   No fee required.

      |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1) Title of each class of securities to which transaction applies:

            (2)   Aggregate number of securities to which transaction applies

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            (4)   Proposed maximum aggregate value of transaction:

            (5)   Total fee paid:

      |_|   Fee paid previously with preliminary materials.

      |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1)   Amount Previously Paid:

            (2)   Form, Schedule or Registration Statement No.:

            (3)   Filing Party:

            (4)   Date Filed:

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

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                                    OAK HILL
                             [LOGO] FINANCIAL, INC.

                                  14621 S.R. 93
                                JACKSON, OH 45640

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                                  March 18, 2005

To the Shareholders of Oak Hill Financial, Inc.:

      You are cordially invited to attend the Annual Meeting of Shareholders of Oak Hill Financial, Inc. (the "Corporation") to be held at the Ohio State University Extension South District Office, 17 Standpipe Road, Jackson, Ohio 45640, on April 12, 2005 at 1:00 p.m., local time, for the following purposes of considering and acting upon the following:

      (1) To elect the following four directors for terms expiring in 2007 (Class I), as successors to the class of directors whose terms expire in 2006: R. E. Coffman, Jr., John D. Kidd, D. Bruce Knox, and Neil S. Strawser.

      (2) To ratify the appointment of Grant Thornton LLP to serve as independent registered public accounting firm for the Corporation for the year 2005.

      (3) To consider and act upon such matters as may properly come before the Annual Meeting or any adjournment thereof.

      Holders of record of the Corporation at the close of business on February 25, 2005 are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Each shareholder is entitled to one vote for each common share held regarding each matter properly brought before the meeting. On February 25, 2005, there were 5,566,304 common shares outstanding.

                                        By Order of the Board of Directors,

                                        /s/ Ron J. Copher

                                        Ron J. Copher
                                        Secretary

EVERY SHAREHOLDER'S VOTE IS IMPORTANT. IF YOU ARE UNABLE TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE AND RETURN PROMPTLY THE ENCLOSED PROXY SO THAT YOUR SHARES WILL BE REPRESENTED. A STAMPED, ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

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                            OAK HILL FINANCIAL, INC.
                                  14621 S.R. 93
                                Jackson, OH 45640

                                 PROXY STATEMENT

      On behalf of the Board of Directors of Oak Hill Financial, Inc. (the "Corporation"), a proxy is solicited from you to be used at the Corporation's Annual Meeting of Shareholders ("Annual Meeting") to be held April 12, 2005 at 1:00 p.m., local time, and any adjournment thereof, at the Ohio State University Extension South District Office, 17 Standpipe Road, Jackson, Ohio 45640. This Proxy Statement is being mailed on or about March 18, 2005.

      Proxies in the form enclosed herewith are being solicited on behalf of the Corporation's Board of Directors. Proxies which are properly executed and returned will be voted at the Annual Meeting as directed; proxies properly executed and returned which indicate no direction will be voted FOR the nominees for director named herein, FOR the ratification of the appointment of the firm of Grant Thornton LLP to serve as independent registered public accounting firm for the Corporation for the year 2005, and, at the discretion of the persons acting under the proxy, to transact such other business as may properly come before the meeting or any adjournment thereof. Proxies indicating an abstention from voting on any matter will be tabulated as a vote withheld on such matter and will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting. If a broker indicates on the form of proxy that it does not have discretionary authority as to certain common shares to vote on a particular matter, those common shares will be considered as present but not entitled to vote with respect to that matter. Any shareholder giving the enclosed proxy has the power to revoke the same prior to its exercise by filing with the Secretary of the Corporation a written revocation or duly executed proxy bearing a later date, or by giving notice of revocation in open meeting.

                                VOTING SECURITIES

      As of February 25, 2005, the record date fixed for the determination of shareholders entitled to vote at the Annual Meeting, there were 5,566,304 shares of the Corporation's common stock outstanding. Each such share is entitled to one vote on each matter properly coming before the Annual Meeting.

               OWNERSHIP OF COMMON STOCK BY PRINCIPAL SHAREHOLDERS

      As of February 11, 2005, persons known by the Corporation to own beneficially more than 5% of the outstanding common shares of the Corporation are set forth below.

                                       Number of Shares of
                                          Common Stock               Percentage
    Name(1)                           Beneficially Owned(2)          of Class(3)
--------------------------------------------------------------------------------

Evan E. Davis                             598,987(4)                   10.74%

D. Bruce Knox                             339,744(4)(5)                 6.06%

John D. Kidd                              291,705(4)(5)                 5.22%
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(1)   The address of Evan E. Davis,  D. Bruce Knox,  and John D. Kidd is c/o Oak
      Hill Financial, Inc., 14621 S.R. 93, Jackson, OH 45640.

(2) Beneficial ownership is determined in accordance with the Rules of the Securities and Exchange Commission ("SEC") which generally attributes beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities.

(3) "Percentage of class" is calculated by dividing the number of shares beneficially owned by the number of outstanding shares of the Corporation on February 11, 2005 plus the number of shares the person has the right to acquire within 60 days of February 11, 2005.

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(4)   Includes 16,375 shares which could be acquired by Mr. Davis, 42,558 shares which could be acquired by Mr. Knox 24,975 shares which could be acquired by Mr. Kidd, and under stock options exercisable within 60 days of February 11, 2005. Includes 242,262 shares held by a Trust as to which Mr. Knox is a Trustee and a partial beneficiary.

(5) Includes shares acquired pursuant to the Oak Hill Financial, Inc. 401(k) & Profit Sharing Plan for which investment power is exercised.

                    OWNERSHIP OF COMMON STOCK BY MANAGEMENT

      As of February 11, 2005, the directors of the Corporation, the executive officers of the Corporation named in the Summary Compensation Table, and all executive officers and directors of the Corporation as a group beneficially owned common shares of the Corporation as set forth below.

                                                     Amount and Nature of
                                                     Beneficial Ownership     Percentage
Name and Title                                        of Common Stock(1)      of Class(2)
-----------------------------------------------------------------------------------------
Evan E. Davis, Director                                598,987(3)                10.74%

John D. Kidd, Chairman and Director                    291,705(3)(5)              5.22%

R. E. Coffman, Jr., President, Chief
   Executive Officer and Director                      175,674(3)(5)(6)           3.14%

Ron J. Copher, Chief Financial Officer
   Treasurer and Secretary                              39,664(3)(5)                 *

Scott J. Hinsch, Jr., Vice President                    10,889(3)(5)                 *

D. Bruce Knox, Chief Information Officer
   and Director                                        339,744(3)(4)(5)           6.06%

David G. Ratz, Chief Administrative Officer             35,843(3)(5)                 *

Candice R. DeClark-Peace, Director                       3,500(3)                    *

Barry M. Dorsey, Ed.D., Director                        26,600(3)                    *

Donald R. Seigneur, Director                            24,250(3)                    *

William S. Siders, Director                             76,163(3)                 1.37%

H. Grant Stephenson, Director                           23,050(3)                    *

Neil S. Strawser, Director                              69,448(3)                 1.25%

Donald P. Wood, Director                                 2,900(3)                    *

All directors and executive officers
   as a group (14 persons)                           1,718,417(7)                29.64%

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(1)   For purposes of the above table,  a person is considered to  "beneficially own" any shares with respect to which he exercises sole or shared voting or investment power or as to which he has the right to acquire the beneficial ownership within 60 days of February 11, 2005, Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of his household.

(2) "Percentage of class" is calculated by dividing the number of shares beneficially owned by the number of outstanding shares of the Corporation on February 11, 2005 plus the number of shares the person has the right to acquire within 60 days of February 11, 2005.

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(3)   Includes 16,375 shares which could be acquired by Mr. Davis,  24,975 which could be acquired by Mr. Kidd, 27,375 which could be acquired by Mr. Coffman, 25,750 shares which could be acquired by Mr. Copher, 6,600 shares which could be acquired by Mr. Hinsch, 42,558 shares which could be acquired by Mr. Knox, 30,250 shares which could be acquired by Mr. Ratz, 1,000 shares which could be acquired by Ms. DeClark-Peace and Messrs. Strawser and Wood, 18,000 shares which could be acquired by Mr. Dorsey, 16,750 shares which could be acquired by Mr. Seigneur, 3,000 shares which could be acquired by Mr. Siders, and 19,250 shares which could be acquired by Mr. Stephenson under stock options exercisable within 60 days of February 11, 2005.

(4) Also includes 242,262 shares held by a Trust as to which Mr. Knox is a Trustee and partial beneficiary.

(5) Includes shares acquired pursuant to the Oak Hill Financial, Inc. 401(k) & Profit Sharing Plan for which investment power is exercised.

(6) Includes shares held in Trust for the Oak Hill Financial, Inc. 401(k) & Profit Sharing Plan for which Mr. Coffman, as an Administrator, exercises shared voting power.

(7) Includes 233,883 shares which may be purchased under stock options exercisable within 60 days of February 11, 2005.

                              ELECTION OF DIRECTORS

      The Corporation's Board of Directors (the "Board") has nominated four persons for a two-year term (Class I). The terms of the remaining directors in Class II will continue as indicated below. The accompanying proxy will be voted for the election of those four persons named under Class I in the following table unless otherwise directed. In the event that any of the nominees for director shall become unavailable (which management does not expect), the proxies may be voted for a substitute nominee at the discretion of those named as proxies. The election of each nominee requires the favorable vote of a plurality of all votes cast by the holders of the Corporation's common stock. Mr. Evan E. Davis, a current Class I director, is retiring from the Board when his current term as a director concludes at the end of the Annual Meeting because he no longer qualifies to serve as a director under the Corporation's retirement age policy which prohibits further service as a director after age
70. The Board of Directors has appointed Mr. Davis a director emeritus of the Corporation and of its subsidiary, Oak Hill Banks, as discussed in the Report of the Governance and Compensation Committee of the Board of Directors Regarding Compensation beginning on page 12 herein.

      Director candidates are recommended by the Corporation's Governance and Compensation Committee (the "Committee) to the Board for nomination for election to the Board. The Committee's Charter directs the Committee to investigate and assess potential candidates and to maintain an active file of suitable candidates for directors. The Committee has initiated this process. The Committee is empowered by the Charter to engage a third party search firm to assist, but the Committee believes that the existing directors and executive management of the Corporation have significant business contacts from which qualified candidates will be identified. The Committee did not hire any director search firm in 2005 and, accordingly, paid no fees to any such a firm. Upon identifying a candidate for serious consideration, one or more members of the Committee would initially interview such candidate. If a candidate merited further consideration, the candidate would subsequently interview with all other Committee members (individually or as a group), and would interview with the Corporation's Chief Executive Officer and other executive officers. The Committee would seek input from all persons who interviewed the candidate and then determine whether or not to nominate the candidate.

      The Committee's Guidelines for Directors set forth the following guidelines for directors: exercise independent, practical and mature business judgment for the overall benefit of the Corporation and the Corporation's shareholders; possess familiarity with the business issues affecting the success of the Corporation and its affiliates; a willingness, in a manner consistent with applicable legal requirements with the highest professional and ethical standards, promote the Corporation and its subsidiaries; demonstrate high ethical and moral standards; possess a reputation for integrity; possess communication skills necessary to function as part of a team on behalf of the Corporation and the Corporation's shareholders, both as a listener and as a leader; have no conflicts of interest or the appearance of conflicts of interest; possess a willingness to invest significant time and energy in monitoring management's conduct of the business of the Corporation and its affiliates and in monitoring management's compliance with the Corporation's operating and administrative policies; have the ability to hold management accountable for compliance with the legal and regulatory requirements applicable to the Corporation and its affiliates, including the requirements applicable to financial institutions; have a significant history of professional and educational achievement; be a resident of the service area of the Corporation or its affiliates; have experience reviewing financial statements; be of an age such that, when first nominated the director will be able to serve two two-year terms as a director before reaching the retirement age of 70 which the Corporation requires for its directors; and have demonstrated a willingness to attend at least eighty percent of regularly scheduled meetings of the Corporation's Board and of the committees of the Board on which the director serves.

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      Shareholders  may propose  director  nominees by submitting  the names and qualifications of such persons to the Committee in accordance with Article Two, which prescribes the method for a shareholder to nominate a candidate for election to the Board. Nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Corporation, which submissions shall then be forwarded to the Committee. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than thirty days nor more than sixty days prior to the Annual Meeting; provided, however, that in the event that less than forty days' notice or prior public disclosure of the date of the Annual Meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. Such notice shall set forth the following:

      a. as to each person who is not an incumbent director whom the shareholder proposes to nominate for election as a director,

            (i) the name, age, business address and residence address of such person;

            (ii)  the principal occupation or employment of such person;

            (iii) the class and  number of shares of the  Corporation  which are beneficially owned by such person;

            (iv) any other information relating to such person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or successor provision; and

      b.    as to the shareholder giving the notice,

            (i)   the name and record address of such shareholder;

            (ii) the class and number of shares of the Corporation which are beneficially owned by such shareholder.

      Such notice shall be accompanied by the written consent of each proposed nominee to serve as a director of the Corporation, if elected. The Corporation may require any proposed nominee to furnish other information to determine the qualifications of such proposed nominee to serve as a director of the Corporation. The Committee will evaluate the possible nominee using the criteria outlined above and will consider such person in comparison to all other candidates. The Committee is not obligated to nominate any such individual for election. Nominations not made in accordance with the Corporation's Code of Regulations, as determined by the presiding officer of the Annual Meeting, will be disregarded. As of the date of this Proxy Statement, no persons have been so nominated for election at this Annual Meeting.

      Neither the Board nor the Committee has adopted a formal policy regarding director attendance at the Annual Meeting. The Board normally holds its annual organizational meeting directly following the Annual Meeting, which usually results in all directors being able to attend the Annual Meeting. In 2004, all current directors with the exception of Candice R. DeClark-Peace attended the Annual Meeting.

      The Board of Directors recommends that the shareholders vote FOR the election of each nominee for Class I director.

-------------------------------------------------------------------------------------------------------
                           Position with Corporation and/or Principal Occupation
Name and Age                       or Employment for the Last Five Years                 Director Since
-------------------------------------------------------------------------------------------------------
                                           CLASS I DIRECTORS
                                         (Terms expire in 2007)

R. E. COFFMAN, JR., 53, Chief Executive Officer of the Corporation since January              2002
2004 and President of the Corporation  since December 2002. Mr. Coffman has also served as the Chief  Executive  Officer of Oak Hill  Banks  ("Oak  Hill")  since
January  2005.  In  addition,  Mr.  Coffman  served as the  Corporation's  Chief
Administrative  Officer from December 2002 through  December  2003. He served as
Vice  President of the  Corporation  from June 1999 through  November  2002.  He served  as  President,  Chief  Executive  Officer  and  Director  of Towne  Bank
("Towne")  from  October 1999  through  November  2002.  Mr.  Coffman  served as
Executive Vice President of Oak Hill from July 1998 to September 1999. From June
1997 to June 1998,  he served as Senior  Vice  President  of Oak Hill,  and from
September 1996 to May 1997, he served as Area President for Oak Hill.

JOHN D. KIDD, 65, Chairman of the  Corporation  since December 2002 and Chairman              1981
of Oak Hill since January 2005. Mr. Kidd served as Chief Executive  Officer from
1981 through  December 2003. He served as President of the Corporation from June
1995 through  November 2002 and Executive Vice President from 1981 to June 1995.
He served as President  of Oak Hill from  October 1991 to September  1997 and as
Chairman of Oak Hill from 1997 through  November  2002. Mr. Kidd joined Oak Hill in 1970 as Director,  Chief Executive Officer and Executive Vice President.  Mr.
Kidd served as Director of Towne from October 1999 through November 2002.

D. BRUCE KNOX,  44, has served as Executive  Vice  President of the  Corporation              1997
since January 2005 and Chief Information Officer since January 2000. He has also served as Chief  Information  Officer and Executive  Vice  President of Oak Hill
since January 2005.  Prior,  he served as Executive  Vice  President of Oak Hill from July 1998 to December  1999. He also served as Senior Vice President of Oak
Hill from  October  1997 to June 1998.  He served as  President  and Director of
Unity Savings Bank ("Unity") from January 1996 until the merger into Oak Hill in
October 1997. He served as Executive  Vice President of Unity and its successor,
Oak Hill,  from January 1989 to December  1995.  He also served as a Director of
Oak Hill from October 1997 to November 2001.

NEIL S. STRAWSER,  62,  Co-founder  and owner of Parrott & Strawser  Properties,              2002
Inc., a land development and building firm in Cincinnati,  Ohio, since 1980. Mr.
Strawser has served as Director of Strawser  Funeral Home,  Inc.  since 1974. He served as a Director  of The Blue Ash  Building  and Loan  ("Blue  Ash") and its
successor, Towne, from 1976 through November 2002.

                                           CLASS II DIRECTORS
                                         (Terms expire in 2006)

CANDICE R.  DeCLARK-PEACE,  52, Partner in the public  accounting firm of Clark,              2002
Schaefer,  Hackett & Company, Dayton, Ohio, since 1978. She served as a Director of Towne from May 2002 through November 2002.

BARRY M. DORSEY,  Ed.D.,  62,  President of the University of Rio Grande and Rio              1995
Grande  Community  College  since  July 1991.  Mr.  Dorsey  served as  Associate
Director  from July 1980 to July 1990 and as Deputy  Director  from July 1990 to
June 1991 of the State Council for Higher Education for Virginia.

DONALD R.  SEIGNEUR,  53,  Partner  in the  public  accounting  firm of  Whited,              1995
Seigneur, Sams & Rahe, CPAs, Chillicothe, Ohio, since 1979.

-------------------------------------------------------------------------------------------------------
                           Position with Corporation and/or Principal Occupation
Name and Age                       or Employment for the Last Five Years                 Director Since
-------------------------------------------------------------------------------------------------------
WILLIAM  S.  SIDERS,  57,  Chairman  and a Director  of  Shriners  Hospital  for              2001
Children,  Cincinnati  Burns Hospital in  Cincinnati,  Ohio. Mr. Siders has also served as President of Siders  Investments  since 2000.  He served a Director of
Towne from October  1999 through  November  2002.  He served as Chief  Executive
Officer  and a Director of Blue Ash from 1982 until its  acquisition  in October
1999. He served in several  positions with Hunter Savings  Association from 1970 through 1982.

H. GRANT  STEPHENSON,  55, Partner in the law firm of Porter,  Wright,  Morris &              1995
Arthur LLP, Columbus, Ohio, since 1986.

DONALD P. WOOD, 60, Chairman and Chief Executive  Officer of Don Wood, Inc., Don              2002
Wood Ford Lincoln,  Mercury,  Inc., Don Wood Automotive,  LLC, and other related automobile dealerships in Athens and Hocking counties,  Ohio, since 1985. He has also  served in  several  positions  with  Banc One  National  Bank and  Florida
National Bank from 1969 to 1985.

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         MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

      During 2004, the Board of Directors held six regularly scheduled and one special meeting. All of the incumbent directors and each nominee standing for re-election attended more than 75% of the regularly scheduled and special meetings and committee meetings for committees on which he or she served during the last fiscal year. In addition, the Board of Directors also regularly holds executive sessions of only those members of the Board of Directors who meet the current independence standards. Those members are Ms. Candice R. DeClark-Peace and Messrs. Barry M. Dorsey, Donald R. Seigneur, William S. Siders, H. Grant Stephenson, Donald P. Wood and Neil S. Strawser.

      Each non-employee director received $2,000 per meeting attended as a director of the Corporation. Directors who are also employees received no additional compensation for service on the Board of Directors.

      The Board of Directors has the following standing committees: Governance and Compensation Committee and Audit Committee.

      The Governance and Compensation Committee (the "Committee") makes recommendations to the Board of Directors of the Corporation (the "Board") with respect to the compensation of the executive officers of the Corporation and with respect to the awards of stock-based compensation, develops and recommends to the Board a set of corporate principles applicable to the Corporation, reviews and recommends to the Board the appropriate structure and composition of the Board and of the Boards of each of the subsidiaries, and formulates, administers and oversees the Board's Code of Ethics. The Committee has the duties of a nominating committee to identify and evaluate individuals qualified to serve on the Board, recommends director nominees for each of the boards of the Corporation's subsidiaries to the Board and assumes responsibility for planning for the succession of directors. In so doing, the Committee recommends to the Board the size of the Board, as well as its membership mix and the process for the selection of independent directors, and makes similar recommendations for each of the boards of the Corporation's subsidiaries. In addition, the Committee assumes the overall responsibility for periodic assessment of the Corporation's governance program and assumes responsibility for the annual development and implementation of a plan for the evaluation of the Board and of each of the boards of the Corporation's subsidiaries. The
Committee is also responsible for the Chief Executive Officer's performance evaluation and for management succession planning. The Committee assesses the appropriateness of shareholder proposals for inclusion in the proxy materials. The Board has adopted a written charter for the Committee. The charter was attached to the 2004 Annual Meeting Proxy. The members of the Committee are Mr. Neil S. Strawser, who serves as Chairman, and Messrs. Barry M. Dorsey and H. Grant Stephenson, each of which meet the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers (the "NASD") listing standards. John D. Kidd, Chairman of the Corporation, attends all committee meetings as an ex-officio member. The Committee held four meetings during the last fiscal year, and all current members attended. Committee members received $2,000 for attending each committee meeting. The report of the Committee with respect to the year 2004 begins on page 12 herein.

      The Audit Committee oversees the Corporation's financial reporting process on behalf of the Board. Functions of the Audit Committee include the engagement of the independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement of the Corporation, reviewing the scope and results of the procedures for internal auditing, reviewing the independence of the independent registered public accounting firm, conducting an appropriate review and approve all related party transactions for potential conflicts of interest, and similar functions. In its oversight role, the Audit Committee assures that management fulfills its responsibilities in preparing the financial statements. The Audit Committee reviews and discusses with the internal audit department, management and the Board such matters as accounting policies, internal controls and procedures for preparation of financial statements. The Board has adopted a revised written charter for the Audit Committee, which is attached to this Proxy Statement as Appendix 1. The members of the Audit Committee are Mr. Donald R. Seigneur, who serves as Chairman, Ms. DeClark-Peace and Messrs. William S. Siders and Donald
P. Wood. All members of the Audit Committee meet the independence standards of Rule 4200(a)(15) and the audit committee qualifications of Rule 4350(d)(2) of the NASD listing standards. The Board has determined that Ms. DeClark-Peace and Messrs. Seigneur, Siders and Wood each are audit committee financial experts for the Corporation and are independent as described in the preceding sentence. The Audit Committee held eight meetings during the last fiscal year, including three meetings with management and the independent registered public accounting firm to discuss the Corporation's quarterly financial statements prior to the filing of its Quarterly Report on Forms 10-Q with the SEC. Each director serving on such committee received $750 per meeting attended in connection with the Quarterly Report on Forms 10-Q and $2,000 per meeting attended otherwise. The report of the Audit Committee with respect to the year 2004 begins on page 16 herein.

--------------------------------------------------------------------------------

      Shareholders may communicate directly to the Board in writing by sending a letter to the Board at: Oak Hill Financial, Inc., ATTN: Board of Directors, 14621 S.R. 93, Jackson, OH 45640. All communications directed to the Board will be received and processed by the Corporation's Senior Risk Management Officer and will be transmitted to the Chairman of the Audit Committee without any editing or screening by the Senior Risk Management Officer.

                               EXECUTIVE OFFICERS

      The officers of the Corporation are appointed annually by the Board and serve at the pleasure of the Board. In addition to John D. Kidd, Chairman of the Board, R. E. Coffman, Jr., President and Chief Executive Officer, and D. Bruce Knox, Chief Information Officer, the following persons are officers of the
Corporation:

RON J. COPHER, 47, has served as Executive Vice President of the Corporation since January 2005, Chief Financial Officer since July 1999, Treasurer since February 2001, and Secretary since June 2004. In addition, Mr. Copher has served as Chief Financial Officer and Executive Vice President of Oak Hill since January 2005. Mr. Copher has also served as Secretary of Oak Hill since June 2004. Prior, he served as Executive Vice President of Oak Hill from July 1999 to February 2000. From January 1985 to June 1999, he served in a variety of positions in the financial services practice of Grant Thornton LLP. He most recently served as Partner and Practice Leader of the Financial Services Industry Group of Southern California.

SCOTT J. HINSCH, JR., 53, has served as Vice President of the Corporation since January 2002. Mr. Hinsch has served as President of MPA Group Insurance Specialists since January 2005. He has served as President of Oak Hill since January 2002 and Chief Executive Officer from January 2002 through December 2004. He served as Chief Operating Officer of Oak Hill from January 2001 to December 2001. From April 1999 to December 2000, he served as Executive Vice President and Branch Administrator of Oak Hill. Prior to coming to Oak Hill, he served as Regional President for the former Star Bank and as President of the former Commercial & Savings Bank, Gallipolis, Ohio.

DAVID G. RATZ, 47, has served as Chief Administrative Officer of the Corporation since January 2005 and Executive Vice President since January 2002. He served as Chief Operating Officer of the Corporation from January 2002 to December 2004. In addition, Mr. Ratz has served as Executive Vice President and Chief Administrative Officer of Oak Hill since January 2005. He served as Chief Administrative Officer of the Corporation from January 2000 to December 2001. He served as Vice President of the Corporation from October 1995 to December 1999. He served as Vice President of Oak Hill from October 1995 to February 1996, as Senior Vice President from February 1996 to June 1998, and as Executive Vice President from July 1998 to February 2000. From December 1986 to September 1995, he served as a marketing and human relations consultant to community banking organizations as Vice President of Young & Associates, Kent, Ohio.

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

      The following Summary Compensation Table sets forth the compensation paid during the last three completed fiscal years by the Corporation and its subsidiaries to the Chief Executive Officer and the four other highest-paid executive officers of the Corporation whose total salary and bonus annually exceed $100,000 for services in all capacities for the Corporation:

                           SUMMARY COMPENSATION TABLE

                                                                                           Long-Term
                                              Annual Compensation                        Compensation
                                ------------------------------------------------   -------------------------
                                                                                   Restricted       Shares
                                                                    Other Annual      Stock       Underlying    All Other
Name and Principal Position      Year      Salary      Bonus(1)   Compensation(2)   Awards(3)     Options(4)  Compensation(5)
-----------------------------------------------------------------------------------------------------------------------------
John D. Kidd                     2004     $215,000           --       $  5,197             --        3,000       $  9,191
Chairman and Director            2003     $214,375     $ 49,900       $  8,114             --        1,600       $ 15,535
                                 2002     $204,584     $ 89,400       $  3,789             --           --       $ 12,432

R. E. Coffman, Jr                2004     $183,125           --       $  5,757       $ 26,044       10,000       $  9,171
President, Chief Executive       2003     $167,750     $ 38,400       $  6,969       $ 25,282        1,600       $ 13,115
Officer and Director             2002     $148,719     $ 67,400       $  5,324       $ 25,500           --       $ 66,360

Scott J. Hinsch, Jr              2004     $172,000     $ 20,400       $  4,097             --        4,000       $  9,654
Vice President                   2003     $164,458     $ 51,100       $  6,431       $ 25,282        1,600       $ 13,115
                                 2002     $145,780     $ 67,400       $  4,787       $ 25,500           --       $ 11,318

David G. Ratz                    2004     $144,000           --             --             --        3,000       $  8,278
Chief Administrative Officer     2003     $137,500     $ 28,800             --             --        1,500       $ 12,293
                                 2002     $129,417     $ 51,600             --             --           --       $ 10,613

Ron J. Copher                    2004     $142,000           --             --       $ 26,044        3,000       $  8,176
Chief Financial Officer,         2003     $134,250     $ 28,800             --             --        1,500       $ 13,853
Secretary and Treasurer          2002     $125,750     $ 51,600             --       $ 25,500           --       $  9,716

--------------------------------------------------------------------------------

(1) Bonus was accrued in the current year and paid in January of the following year.

(2)   Includes amounts imputed for personal use of a company vehicle.

(3) Messrs. Coffman and Hinsch both received an award of 1,200 shares of restricted stock on December 19, 2002, valued at $21.25 per share and an award of 830 shares of restricted stock on December 16, 2003 valued at $30.46 per share, in each case based upon the fair market value of the Corporation's common stock as of the preceding business day. Each award is subject to a three year graduated vesting schedule and becomes fully vested on the third anniversary of the date of the award. In addition, Mr. Coffman received an award of 700 shares of restricted stock on December 21, 2004, valued at $37.205 per share, based upon the average of the closing bid and ask of the Corporation's common stock as of the preceding business day. The award is subject to a three year graduated vesting schedule and becomes fully vested on the third anniversary date of the award. At December 31, 2004, Mr. Coffman's 2,730 shares of restricted stock had an aggregate value of $103,440, and Mr. Hinsch's 2,030 shares of restricted stock had an aggregate value of $76,917 based on the $37.89 fair market value of the Corporations' common stock on that date. In addition, Mr. Copher received an award of 1,200 restricted shares on December 19, 2002, valued at $21.25 per share based upon the fair market value of the Corporations' common stock as of the preceding business day. The award is subject to a three year graduated vesting schedule and becomes fully vested on the third anniversary date of the award. Mr. Copher also received an award of 700 shares of restricted stock on December 21, 2004, valued at $37.205 per share, based upon the average of the closing bid and ask of the Corporation's common stock as of the preceding business day. The award is subject to a three year graduated vesting schedule and becomes fully vested on the third anniversary date of the award. At December 31, 2004, Mr. Copher's 1,900 shares of restricted stock had an aggregate value of $71,991 based on the $37.89 fair market value of the Corporation's common stock on that date. Messrs. Coffman, Hinsch and Copher may exercise full voting rights with respect to their restricted share awards during the restricted period. In addition, dividends and

--------------------------------------------------------------------------------

      distributions are payable on all restricted share awards during the restricted period, and such shares are held in escrow by the Corporation until the shares vest.

(4) All shares are subject to options granted under the Oak Hill Financial, Inc. 2004 Stock Incentive Plan.

(5) Includes 401(k) matching and profit sharing contributions to the Oak Hill Financial, Inc. 401(k) & Profit Sharing Plan for the fiscal years shown. Also includes $1,805 paid on behalf of Mr. Copher in connection with the Corporation's executive health program in 2003. Also includes $54,378 paid to Mr. Coffman as reimbursement of his relocation expenses in 2002.

      The following table shows all individual grants of stock options to the named executive officers of the Corporation during the year ended December 31, 2004.

                                       Options/SAR Grants in Last Fiscal Year(1)
----------------------------------------------------------------------------------------------------------------------
                                               Individual Grants
                              --------------------------------------------------
                                            % of Total                                    Potential Realizable Value
                                              Options                                       at Assumed Annual Rates
                               Number of    Granted to                                    of Stock Price Appreciation
                              Securities     Employees   Exercise                            For Option Term(2)
                              Underlying     in Fiscal     Price      Expiration        ------------------------------
Name                            Options         Year     ($/Share)       Date           0% ($)    5% ($)       10% ($)
----------------------------------------------------------------------------------------------------------------------
John D. Kidd
Chairman and Director             3,000          2.3%     $ 37.205     12/21/14           --     $ 70,194     $177,886

R. E. Coffman, Jr
President, Chief Executive
Officer and Director             10,000          7.7%     $ 37.205     12/21/14           --     $233,980     $592,952

Scott J. Hinsch, Jr
Vice President                    4,000          3.1%     $ 37.205     12/21/14           --     $ 93,592     $237,181

David G. Ratz
Chief Administrative
Officer                           3,000          2.3%     $ 37.205     12/21/14           --     $ 70,194     $177,886

Ron J. Copher
Chief Financial Officer,
Secretary and Treasurer           3,000          2.3%     $ 37.205     12/21/14           --     $ 70,194     $177,886

--------------------------------------------------------------------------------

(1) All options are granted at 100% of fair market value on the date of grant. The options become exercisable in full on June 15, 2006. In addition, the options expire on the date specified in the option agreement which, in no event, is not later than 10 years after the date of grant, provided that the optionee remained employed at the Corporation or its affiliates. The option exercise period may be shortened upon the optionee's disability, retirement or death.

(2) The amounts under the columns labeled "0% ($)", "5% ($)" and "10% ($)" are included by the Corporation pursuant to certain rules promulgated by the SEC and are not intended to forecast future appreciation, if any, in the price of the Corporation's common stock. Such amounts are based on the assumption that the optionees hold the options granted for their full term. The actual value of the options will vary in accordance with the market price of the Corporation's common stock. The column labeled "0% ($)" is included to illustrate that the options were granted at fair market value and the optionees will not recognize any gain without an increase in the stock price, which increase benefits all shareholders commensurately.

--------------------------------------------------------------------------------

      The following table shows aggregate option exercises in the last fiscal year and year-end values.

                                                                    Number of Unexercised           Value of Unexercised
                                                                    Options at Fiscal Year         In-the-Money Options at
                                                                              End                     Fiscal Year End(1)
                                                                    ---------------------------------------------------------
                                  Acquired         Value
Name                             on Exercise    Realized ($)     Exercisable    Unexercisable   Exercisable     Unexercisable
-----------------------------------------------------------------------------------------------------------------------------
John D. Kidd
Chairman and Director                   --              --          24,975           3,000        $515,013        $  4,755

R. E. Coffman, Jr
President, Chief Executive
Officer and Director                 6,000        $138,600          27,375          10,000        $594,020        $ 15,850

Scott J. Hinsch, Jr
Vice President                          --              --           6,600           4,000        $133,528        $  6,340

David G. Ratz
Chief Administrative
Officer                              7,500        $173,650          30,250           3,000        $668,139        $  4,755

Ron J. Copher
Chief Financial Officer,
Secretary and Treasurer              1,500        $ 26,170          25,750           3,000        $540,724        $  4,755

--------------------------------------------------------------------------------

(1) Represents total gain which would have been realized if all in-the-money options held at fiscal year-end had been exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and per share fair market value at year-end. The fair market value as determined by the closing price of the Corporation's common stock on December 31, 2004 was $37.89. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

Equity Compensation Plan Information

      The following table presents information as of December 31, 2004, with respect to the shares of the Corporation's common stock that may be issued under the Corporation's existing equity compensation plan.

                                                                                                Number of Securities
                                                                                                 Remaining Available
                                        Number of Securities to Be      Weighted-Average         for Future Issuance
                                          Issued Upon Exercise of       Exercise Price of           Under Equity
Plan Category                               Outstanding Options        Outstanding Options       Compensation Plans
--------------------------------------------------------------------------------------------------------------------
Equity compensation plans approved
     by shareholders(1)                           582,466                    $22.21                   1,068,840

Equity compensation plans not
     approved by shareholders                          --                        --                          --
--------------------------------------------------------------------------------------------------------------------

Total                                             582,466                    $22.21                   1,068,840
--------------------------------------------------------------------------------------------------------------------

(1)   Consists of the 2004 Stock Incentive Plan.

--------------------------------------------------------------------------------

The following REPORT OF THE GOVERNANCE AND COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS REGARDING COMPENSATION, PERFORMANCE GRAPH, and REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS, should not be deemed filed or incorporated by reference into any other document, including the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent specifically incorporated into any such filing by reference.

               REPORT OF THE GOVERNANCE AND COMPENSATION COMMITTEE
                OF THE BOARD OF DIRECTORS REGARDING COMPENSATION

Philosophy and Composition of the Committee

      The Corporation's executive compensation program is designed to enable the Corporation to attract, motivate and retain top quality executive officers by providing a fully competitive and comprehensive compensation package. It provides for competitive base salaries that reflect individual performance as well as variable incentive awards in cash for the achievement of financial performance goals established by the Governance and Compensation Committee (the "Committee") and approved by the Board of Directors. In addition, long-term stock-based incentive awards may be granted to strengthen the mutuality of interest between the executive officers and the Corporation's shareholders and to motivate and reward the achievement of important long-term performance objectives of the Corporation.

      The Corporation's executive compensation program is administered by the Committee, composed entirely of non-employee directors of the Corporation: H. Grant Stephenson, Barry M. Dorsey and Neil S. Strawser, who became Chairman during 2004. The Committee had responsibility for the development, evaluation and nomination of members of the Board of Directors, review of significant governance policies, administration of the executive compensation program, and evaluation and compensation of the Corporation's Chief Executive Officer.

      Pursuant to a delegation of authority from the Board of Directors, the Committee has the authority and responsibility to determine and administer the Corporation's officer compensation policies, to review the salaries of executive officers, to review the formula for bonus awards to executive officers, to approve the grant of stock options to executive officers and other key employees under the Corporation's 2004 Stock Incentive Plan and to approve other executive compensation. In general, the philosophy of the Committee is to attract and retain qualified executives, reward current and past individual performance, provide short-term and long-term incentives for superior future performance, and relate total compensation to individual performance and performance of the Corporation. The preferred compensation policy of the Committee is to set base pay at the middle of the comparable market ranges, establish performance-based annual cash bonus opportunities, and grant significant option positions to key employees to provide greater long-term incentives.

Executive Compensation Program

      Management is responsible for the establishment of the base salary, as well as a formula for the award level for the annual bonus compensation program, both subject to approval by the Committee. The Committee is also responsible for the award level and administration of the stock option program for executive officers, as well as for recommendations regarding other executive benefits and plans, both of which also are subject to approval by the Board of Directors. In completing its assignments, the Committee takes into account the views of the management of the Corporation.

      The Committee has reviewed the executive compensation program being utilized and compared it with similar programs of banking corporations that shared one or more common traits with the Corporation (such as market capitalization, asset size and geographic location). As an overall evaluation tool in determining levels of compensation for the Corporation's Chief Executive Officer and other executive officers, the Committee reviews the compensation policies of other banking companies, as well as published surveys of salaries in the financial industry, which are provided by management. Based on a recommendation from management, the Committee has defined or established a specific comparison group of bank holding companies for determination of compensation: banking organizations in Ohio and contiguous states with a market capitalization of between $0.5 billion and $1.5 billion. These companies may not be included in the SNL $500M-$1B Bank Asset-Size Index or the SNL $1B-$5B Bank Asset-Size Index (indices included in the Corporation's Performance Graph on page 15). Based on the information provided by management, the Committee believes the executive compensation program of the Company is typical of these peer companies. The Committee also believes that the executive compensation of the Corporation is within the mid-point range of the compensation levels of these companies.

--------------------------------------------------------------------------------

Components of the Named Executive Officer Compensation

      For 2004, the executive compensation program for the Named Executive Officers in this Proxy Statement, Messrs. Kidd, Coffman, Hinsch, Ratz and Copher (the "Named Executive Officers") consisted of four primary components: (i) a base salary; (ii) incentive compensation; (iii) executive benefits, such as insurance and retirement benefits; and (iv) benefits which are generally available to all employees. These components are discussed in detail below.

      Base Salary. Until January 2002, the Corporation employed a calendar year compensation program in which the Named Executive Officers' base salaries and performance are reviewed annually during July with salary increases made effective for the twelve month period beginning July 1 of the current year through June 30 of the following year. Beginning with calendar year 2002, the review was conducted in January with salary increases for the twelve month period beginning February 1. The salaries and performance reviews are determined primarily by examining the individual officer's level of responsibility for his position, comparing that position to similar positions within the Corporation, and comparing the officer's salary with salaries detailed in the salary surveys for executives with similar experience and responsibilities outside of the Corporation.

      Significant weight also is given to the views of the management of the Corporation regarding whether a Named Executive Officer has succeeded in the annual performance goals established by the Chief Executive Officer with each Executive Officer. The nature of these goals differs, depending upon each officer's job responsibilities. Goals are both qualitative in nature--such as the development and retention of key personnel, the quality of products and services, and management effectiveness--and quantitative in nature, such as sales and revenue goals and cost containment.

      The Named Executive Officer's base salary is then established by management and reviewed by the Committee, taking into account the items listed above as well as the Corporation's overall performance during the preceding year. The Committee does not place a specific value on any of the above-listed factors. The base salary is subject to approval by the Board of Directors.

      Incentive Compensation. In 2004, incentive compensation included: the award of cash bonuses, the award of stock options under the 2004 Stock Incentive Plan, and grants of restricted stock. The participants and awards under the Corporation's incentive plans are determined by management subject to approval by the Committee. Neither management nor the Committee have established particular target percentages of total compensation that should be incentive compensation.

      Cash Incentive Compensation. The Corporation's policy for cash incentive compensation is to reward the achievement of financial objectives established in advance by management and the Board of Directors at the beginning of each year. Each year, management establishes a bonus plan for performance based upon a targeted increase of net operating income of the Corporation. In confirming awards made under the Plan, the Committee has the discretion to consider this and other factors related to the individual performance of the Named Executive Officer. All incentive bonus awards under the plan are paid in cash. The bonuses paid or accrued in 2004 were based upon the Corporation's 2004 performance.

      Stock Options. The purpose of the Corporation's 2004 Stock Incentive Plan is to provide long-term incentives to key employees and to motivate key employees to improve the performance of the Corporation and thereby increase the Corporation's common stock price. Stock options were awarded for performance during 2004 based on the recommendations of management. The options vest in June 2005 in accordance with management's suggestions.

      Restricted Stock. At the recommendation of management, the Committee confirmed two grants of Restricted Stock based on performance. Each award reflects a significant specific contribution by the individual officer during calendar year 2004. The Restricted Stock awards are described in this Proxy Statement in the section entitled Executive Compensation.

Determination of the Chief Executive Officer's Compensation

      The compensation package entered into with Mr. Coffman is detailed in this Proxy Statement under the tables and descriptive paragraphs of the section entitled Executive Compensation.

      Mr. Coffman's base salary for 2005 was determined by the Committee through an assessment of several areas, including the financial results of the Corporation as compared with peer companies and his overall performance as a leader of the Corporation, as well as the performance of the bonus plan. In determining compensation, the financial results as

--------------------------------------------------------------------------------

compared with peer companies were given the most weight by the Committee; overall performance as a leader was given significant, but lesser, weight. In addition to these factors, the Committee also reviewed information to determine if there were any overall trends in the financial services industry regarding compensation of chief executive officers that would suggest further adjustments to the amounts to be paid to Mr. Coffman. The Committee believes Mr. Coffman's overall compensation is typical of peer companies.

      Based on these factors, the Committee established Mr. Coffman's annual base salary for 2005 at $207,000, an approximate 11.9 % increase from his previous base salary. In addition, Mr. Coffman earned incentive compensation consisting of a Restricted Stock Grant of 700 shares. Other personal benefits available to Mr. Coffman are described in the descriptive paragraphs of the section entitled Executive Compensation and are, in the opinion of the Committee, reasonable and not excessive.

Deductibility of Executive Compensation

      The Committee has reviewed the qualifying compensation regulations issued by the Treasury Department under Code Section 162(m) which provide that no deduction is allowed for applicable employee remuneration paid by a publicly held corporation to a covered employee if the remuneration paid to the employee exceeds $1.0 million for the applicable taxable year, unless certain conditions are met. Currently, remuneration is not expected to exceed the $1.0 million base for any employee. Therefore, compensation should not be affected by the qualifying compensation regulations.

Director Emeritus Policy

      In 2004, the Committee adopted a Director Emeritus Policy to permit the continued participation of directors who advance beyond the Company's mandatory retirement age of 70. Under the policy, in order to qualify as a director emeritus, an individual must have been a Board of Director member in good standing for no less than ten years. The policy further provides that (i) the term of a director emeritus is two years; (ii) the director emeritus must sign a confidentiality agreement regarding all matters brought before the board while the director emeritus is in attendance; (iii) the director emeritus shall serve in an advisory capacity and shall have no vote as a director; (iv) the director emeritus will be permitted to attend as many or as few board meetings as desired; and (v) the compensation for the director emeritus will be established by the Board of Directors from time to time and will be paid only for those meetings attended. The policy also permits a director emeritus to serve on the board of directors of Oak Hill Banks on the same terms and conditions. At year end, Evan E. Davis was appointed a director emeritus of Oak Hill Banks and of the Corporation beginning at the conclusion of his term as a director at the end of the Annual Meeting. Mr. Davis will serve as an emeritus director without compensation.

      The foregoing report has been respectfully submitted by the members of the Committee, being:

                           Neil S. Strawser, Chairman
                                 Barry M. Dorsey
                               H. Grant Stephenson

--------------------------------------------------------------------------------

                                PERFORMANCE GRAPH

                      Comparison of Cumulative Total Return
               Among the Corporation, the Nasdaq Composite Index,
                  The SNL $500M -$1B Bank Asset-Size Index and
                      The SNL $1B-$5B Bank Asset-Size Index

      The following Performance Graph compares the performance of the Corporation with that of the NASDAQ Composite Index, the SNL $500M-$1B Bank Asset-Size Index and the SNL $1B-$5B Bank Asset-Size Index, each of which is a published industry index. The comparison of the cumulative total return to shareholders for each of the periods assumes that $100 was invested on December 31, 1998 in the common stock of the Corporation and in the NASDAQ Composite Index, the SNL $500M-$1B Bank Asset-Size Index and the SNL $1B-$5B Bank Asset-Size Index and that all dividends were reinvested.

                            Oak Hill Financial, Inc.

                              [LINE GRAPH OMITTED]

                                                   Period Ending
                            ----------------------------------------------------------
Index                       12/31/98  12/31/99  12/31/00  12/31/01  12/31/02  12/31/03
--------------------------------------------------------------------------------------
Oak Hill Financial, Inc.      100.00     83.03     85.00     94.84    131.60    189.14
NASDAQ - Total US             100.00    185.95    113.19     89.65     61.67     92.90
SNL $500M-$1B Bank Index      100.00     92.57     88.60    114.95    146.76    211.62

--------------------------------------------------------------------------------

                          REPORT OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

      In accordance with its written charter, the Audit Committee (the "Committee") of the Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Corporation. During the current year, the Committee met eight times including meeting with management and the independent registered public accounting firm to discuss the Corporation's quarterly financial statements prior to the filing of its Quarterly Report on Form 10-Q with the Securities and Exchange Commission.

      In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between the independent registered public accounting firm and the Corporation that might bear on the independent registered public accounting firm's independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the registered independent public accounting firm any relationships that may impact its objectivity and independence. The Corporation has been advised by Grant Thornton LLP that neither that firm nor any of its associates has any relationship with the Corporation or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and clients. The Committee satisfied itself as to the independent registered public accounting firm's independence.

      The Committee also discussed with management, the internal auditor and the independent registered public accounting firm the quality and adequacy of the Corporation's internal controls and the internal audit functions' organization, responsibilities, budget, and staffing. The Committee reviewed with both the independent registered public accounting firm and the internal auditor their plans, audit scope, and identification of audit risks

      The Committee discussed and reviewed with the internal auditor and independent registered public accounting firm all communications required by generally accepted auditing standards, including a discussion of the quality, not just the acceptability of the accounting principles, the reasonableness of significant adjustments, clarity of disclosures in the financial statements, and other matters described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." With and without management present, the Committee discussed and reviewed the results of the internal audit examinations and the results of the independent registered public accounting firm's examination of the financial statements.

      The Committee reviewed the audited financial statements of the Corporation as of and for the fiscal year ended December 31, 2004, and management's assertion on the design and effectiveness of the Company's internal control over financial reporting as of December 31, 2004 with management and the independent registered public accounting firm. Management has the responsibility for the preparation of the Corporation's financial statements, and the independent registered public accounting firm has the responsibility for the examination of those statements and assertion.

      Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, the Committee recommended to the Board that the Corporation's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment, subject to shareholder approval, of the Corporation's independent registered public accounting firm, Grant Thornton LLP.

      The Board of Directors has reviewed the qualifications of each of the Committee's members in regards to the standards promulgated by the Securities and Exchange Commission with respect to the designation "audit committee financial expert." After careful review and consideration, the Board of Directors has designated Donald R. Seigneur, Chairman, Candice R. DeClark-Peace, William S. Siders and Donald P. Wood each as an audit committee financial expert.

      The foregoing report has been respectfully submitted by the members of the Committee, being:

                          Donald R. Seigneur, Chairman
                            Candice R. DeClark-Peace
                                William S. Siders
                                 Donald P. Wood

--------------------------------------------------------------------------------

           PRINCIPAL INDEPENDENT REGISTERD PUBLIC ACCOUNTING FIRM FEES

      The following table presents fees for professional audit services rendered by Grant Thornton LLP for the audit of the Corporation's financial statements for the years ended December 31, 2004 and 2003, and fees billed for other services rendered by Grant Thornton LLP during those periods.

                                                      2004                2003
--------------------------------------------------------------------------------

Audit fees                                          $132,050            $ 97,130
Audit related fees                                    67,461              26,645
Tax fees                                              36,070              21,880
All other fees
--------------------------------------------------------------------------------

     Total                                          $235,581            $145,655
--------------------------------------------------------------------------------

Audit Fees

      Grant Thornton LLP fees billed to the Corporation for professional services rendered for the audit of the Corporation's consolidated financial statements included in the annual Form 10-K and review of financial statements included in the quarterly Forms 10-Q and for services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings and engagements.

Audited Related Fees

      Aggregate  fees  billed  for  assurance  and  related  services  that  are reasonably related to the performance of the audit or review of the Corporation's financial statements. These services include employee benefit plan audits, due diligence related to mergers and acquisitions, attestations by Grant Thornton LLP that are not required by statute or regulation and consulting on financial and reporting standards.

Tax Fees

      Aggregate fees billed for professional services rendered by Grant Thornton LLP for tax compliance, consulting and return preparation.

All Other Fees

      Fees billed for other permissible work performed by Grant Thornton LLP that does not meet the above category descriptions.

      In determining whether to appoint Grant Thornton LLP as the Corporation's independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than audit services, is compatible with maintaining the principal independent registered public accounting firm's independence.

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                           AUDIT COMMITTEE GUIDELINES
    FOR PRE-APPROVAL OF INDEPENDENT REGISTERD PUBLIC ACCOUTING FIRM SERVICES

      The Audit Committee (the "Committee") has adopted the following guidelines regarding the engagement of the Corporation's independent registered public accounting firm:

Audit Services

      The annual audit services and related fees are subject to specific pre-approval of the Committee. The annual audit services include the annual financial statement audit, required quarterly reviews, subsidiary audits, equity investment audits, audit of management's assessment on internal control over financial reporting, and other procedures required to be performed by the independent registered public accounting firm to be able to form an opinion on the Corporation's consolidated financial statements.

      In addition, the Committee may grant general or specific pre-approval to other audit services. Other audit services may include statutory audits or financial audits of the Corporation and services associated with the SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Audit-related Services

      The Committee may grant general or specific pre-approval to audit-related services that the Committee has determined are consistent with the SEC's rules on auditor independence. Audit-related services include assurance and other services that are reasonably related to the performance of the audit or review of the Corporation's financial statements.

Tax Services

      The Committee may grant general or specific pre-approval for tax compliance, consulting and return preparation services provided by the independent registered public accounting firm to the Corporation, its directors and employees that the Committee has determined are consistent with the SEC's rules on auditor independence.

All Other Services

      The Committee may grant general or specific pre-approval for all other permissible non-audit services that the Committee has determined are consistent with the SEC's rules on auditor independence.

      In  determining  whether to  pre-approve  any services of the  independent
registered  public   accounting  firm,  the  Committee   considers  the  overall
relationship of fees for audit and non-audit services.

      Corporation management must annually submit to the Committee for approval a list of non-audit services that it recommends the Committee engage the independent registered public accounting firm to provide. Corporation management and the independent registered public accounting firm must each confirm to the Committee that each non-audit service on the list is permissible under all applicable legal requirements.

      Pre-approved, budgeted amounts for all services to be provided by the independent registered public accounting firm are established by the Committee. To ensure prompt handling of unexpected matters, the Committee delegates to the Chairman the authority to amend or modify the list of approved permissible services and fees. The Chairman will report action taken to the Committee at the next Committee meeting.

      The independent registered public accounting firm must ensure that all audit and non-audit services provided have been approved by the Committee. The Corporation's Senior Risk Management Officer is responsible for tracking all independent registered public accounting firm services and fees against the budgeted amounts and will report at least quarterly to the Committee all services actually provided by the independent registered public accounting firm and related fees pursuant to this pre-approval process.

--------------------------------------------------------------------------------

           APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUTING FIRM

      The Board of Directors has appointed Grant Thornton LLP as the independent registered public accounting firm for the Corporation and its subsidiaries for the fiscal year ending December 31, 2005. Although not required, the Board of Directors is submitting its selection to the shareholders of the Corporation for ratification. Grant Thornton LLP has served as independent registered public accounting firm for the Corporation and its subsidiaries during the past year. The Board of Directors believes that the reappointment of Grant Thornton LLP for the fiscal year ending December 31, 2005 is appropriate because of the firm's reputation, qualifications, and experience. The Board of Directors will reconsider the appointment of Grant Thornton LLP if its election is not ratified by the shareholders.

      Management expects that representatives of Grant Thornton LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

      The affirmative vote of a majority of the votes entitled to be cast by the holders of the Corporation's common stock present in person or represented by proxy at the Annual Meeting is required for ratification.

The Board of Directors recommends a vote FOR this proposal. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted for the proposal.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Compensation Committee Interlocks and Insider Participation

      Currently, Messrs. Barry M Dorsey, H. Grant Stephenson and Neil S. Strawser, who are not employees of the Corporation, are members of the Governance Committee. During calendar year 2004, Evan E. Davis and John D Kidd, senior executives of the Corporation, served as members of the Executive Committee of the Board of Trustees (the "Executive Committee") of the University of Rio Grande (the "University") while at the same time Dr. Dorsey served as President of the University.

Transactions with Directors and Officers

      Some of the officers and directors of the Corporation and the companies with which they are associated are customers of Oak Hill. The loans to such officers and directors (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and nature of collateral, as those prevailing at the time for comparable transactions with other persons, and (c) did not involve more than the normal risk of collectibility or present other unfavorable features.

      Oak Hill has had, and expects to have in the future, banking transactions in the ordinary course of business with directors, officers, principal shareholders, and their associates on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others.

Miscellaneous

      H. Grant Stephenson, a director of the Corporation, is a Partner in the law firm of Porter Wright Morris & Arthur LLP, which provides legal services to the Corporation.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's officers and directors, and greater than 10% shareholders, to file reports of ownership and changes in ownership of the Corporation's securities with the SEC. Copies of the reports are required by SEC regulation to be furnished to the Corporation.

      Based solely on the Corporation's review of the copies of such reports, the Corporation believes that all its officers, directors, and greater than 10% beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 2004.

--------------------------------------------------------------------------------

                              SHAREHOLDER PROPOSALS

      If an eligible shareholder wishes to present a proposal for action at the next Annual Meeting of the Corporation to be held in 2006, it shall be presented to management by certified mail, written receipt requested, not later than November 11, 2005, for inclusion in the Corporation's Proxy Statement and form of proxy relating to that meeting. Any such proposal must comply with Rule 14a-8 promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). Proposals should be sent to Oak Hill Financial, Inc.,
Attention: David G. Ratz, Chief Administrative Officer, 14621 State Route 93, Jackson, Ohio 45640. Any shareholder proposal submitted outside the processes of Rule 14a-8 under the 1934 Act for presentation to the Corporation's 2006 Annual Meeting of shareholders will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by the Corporation after January 25, 2006.

                                  ANNUAL REPORT

      The Corporation's Annual Report for the year ended December 31, 2004 is being mailed to each shareholder with this Proxy Statement.

      The Corporation files annually with the SEC an Annual Report on Form 10-K. This report includes financial statements and schedules thereto. A SHAREHOLDER OF THE CORPORATION MAY OBTAIN A COPY OF THE ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004 WITHOUT CHARGE BY SUBMITTING A WRITTEN REQUEST THEREFORE TO THE FOLLOWING ADDRESS:

                            Oak Hill Financial, Inc.
                            Attention: David G. Ratz
                              14621 State Route 93
                               Jackson, Ohio 45640

                                  OTHER MATTERS

      Management and the Board of Directors of the Corporation know of no business to be brought before the Annual Meeting other than as set forth in this Proxy Statement. However, if any matters other than those referred to in this Proxy Statement should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy on such matters in accordance with their best judgment.

                                    EXPENSES

      The expense of proxy solicitation will be borne by the Corporation. Proxies will be solicited by mail and may be solicited, for no additional compensation, by some of the officers, directors and employees of the Corporation or its subsidiaries, by telephone, telegraph or in person. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of shares of the Corporation and will be reimbursed for their related expenses.

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                                                                      Appendix 1

                            OAK HILL FINANCIAL, INC.

                              AMENDED AND RESTATED
                             AUDIT COMMITTEE CHARTER
                          As amended on March 15, 2005

Purpose

      The purpose of the Audit Committee (the "Committee") of the Board of Directors of Oak Hill Financial, Inc. is to oversee the accounting and financial reporting processes and the audits of the financial statements of Oak Hill Financial, Inc. and its subsidiaries, (hereinafter collectively the "Corporation").

Responsibilities

      In its capacity as a committee of the Board, the Committee will be directly responsible for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged, including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting, for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, and each such independent registered public accounting firm must report directly to the Committee.

      The Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by its independent registered public accounting firm or other independent registered public accounting firm, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 (the "Exchange Act") that are approved by the Audit Committee prior to completion of the audit.

      The Committee is also appointed by the Board to assist the Board in, among other things:

      1.    monitoring  the  integrity  of  the  financial   statements  of  the
            Corporation;

      2. requiring that the independent registered public accounting firm submits on a periodic basis, but at least annually, to the Committee a formal written statement delineating all relationships between the independent registered public accounting firm and the Corporation, consistent with Independence Standards Board Standard 1, and actively engaging in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm and for taking, or recommending that the Board take, appropriate action to oversee the independence of the independent registered public accounting firm;

      3. requiring that the independent registered public accounting firm notify the Committee chairperson upon the independent registered public accounting firm's notification that the Corporation's financial statements has been selected for review by the Public Company Accounting Oversight Board (the "PCAOB");

      4.    establishing procedures for:

            a. the receipt, retention, and treatment of complaints by the listed issuer regarding illegal or unethical conduct, accounting, internal accounting controls, or auditing matters, and

            b. the confidential, anonymous submission by employees of the listed issuer of concerns regarding questionable accounting or auditing matters;

      5. making such reports as are required by the Securities and Exchange Commission (the "SEC");

      6.    reviewing and approving all related party transactions; and

      7. reviewing and assessing the adequacy of this charter, at least annually.

--------------------------------------------------------------------------------

Composition

      The Audit Committee shall consist of at least three Directors, each of whom must:

      1.    be independent under Rule 4200(a)(15);

      2. meet the criteria for independence set forth in Section 10A(m)(3) of the Act and the Rule 10A-3(b)(1) promulgated thereunder;

      3. not have participated in the preparation of the financial statements of the Corporation or any subsidiary of the Corporation at any time during the past three years; and

      4. be able to read and understand financial statements, including a company's balance sheet, income statement, and cash flow statement.

      The members of the Committee shall be appointed by the Board on the recommendation of the Governance and Compensation Committee and shall serve until their successors are appointed and qualified. Committee members may be replaced by the Board. If a Committee Chair is not designated or present, the members of the Committee may designate a Chair by a majority vote of the Committee membership. At least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

      The Committee may form and delegate authority to subcommittees consisting of one or more members of the Committee when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittees to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

Meetings

      The Committee shall meet four times per year or more frequently as circumstances require. The Committee may require any officer or employee of the Corporation or the Corporation's inside or outside counsel or independent registered public accounting firm to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee shall keep written minutes of its meetings (which may, if needed to protect privilege, be confidential), and make regular reports to the Board. The Committee may not, however, knowingly cause the Corporation's counsel to make any disclosure in a manner that would cause a loss of the attorney-client privilege or a waiver of the work product doctrine.

Authority

      The Committee shall have all authority necessary to carry out its responsibilities, function, and processes under this charter. The Committee shall also have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties.

      The Corporation will provide appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of:

      1. compensation to any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation;

      2. compensation to any advisers employed by the Committee pursuant to authority granted by this charter; and

      3. ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

--------------------------------------------------------------------------------

Processes and Functions

      The Committee shall maintain direct lines of communication between itself, the Board, the independent registered public accounting firm, the internal audit department, the financial and senior management of the Corporation and legal counsel. In fulfilling its responsibilities and in the exercise of its authority, the Committee shall also:

      Quarterly
      ---------

      1. Review and discuss with management and the independent registered public accounting firm the corporation's earnings press releases. Such review and discussion need not occur in advance of each earnings announcement.

      2. Review and discuss with management and the independent registered public accounting firm the Corporation's quarterly financial statements prior to the filing of its Quarterly Report on Form 10-Q with the SEC, including issues concerning significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management.

      3. Meet with management to review the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures.

      4. Review and discuss reports from the independent registered public accounting firm submitted to the Committee under Section 10A(k) of the Exchange Act, which reports shall include:

            a.    all critical accounting policies and practices to be used;

            b. all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the issuer, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm; and

            c. other material written communications between the independent registered public accounting firm and management, such as any management letter or schedule of unadjusted differences.

      5. Review disclosures made to the Committee by the Corporation's Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation's internal control.

      Annually
      --------

      1. Review and discuss the Corporation's annual audited financial statements with management and the independent registered public accounting firm, including disclosures made in Management's Discussion and Analysis of Financial Condition and Results of
            Operations, and approve or recommend to the Board for approval whether the audited financial statements should be included in the Corporation's Annual Report on Form 10-K.

      2. Discuss with management and the independent registered public accounting firm significant financial reporting issues and judgments made in connection with the preparation of the Corporation's financial statements, including issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Corporation's financial statements.

      3. Discuss with the independent registered public accounting firm the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, Communications With Audit Committees, as amended ("SAS 61"), relating to the conduct of the audit, including the quality, not just the acceptability, of the Corporation's accounting principles and underlying estimates in its audited financial statements.

      4. Prepare and review the Audit Committee Report, for inclusion in the Corporation's annual proxy statement. The Audit Committee Report shall state whether the Audit Committee has:


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

--------------------------------------------------------------------------------

            a. reviewed and discussed the audited consolidated financial statements with management;

            b. discussed with the independent registered public accounting firm the matters required to be discussed by SAS 61, as amended;

            c. has received the written disclosures and statement from the independent registered public accounting firm required by Independence Standards Board Standard 1, as amended, and has discussed with the independent registered public accounting firm the independence of the independent registered public accounting firm; and

            d. has recommended to the Board of Directors, based on the Committee's review and discussion of items a. through c. above, that the Corporation's consolidated financial statements be included in the Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

      5. Review as required legal and regulatory matters including reports received from regulators that may have a material impact on the Corporation's financial statements.

      6. Meet with the independent registered public accounting firm and management of the Corporation prior to the conduct of the annual financial statement audit to review the scope of the proposed audit for the current year.

      7. Establish policies for the Corporation's hiring of employees or former employees of the independent registered public accounting firm who participated in any capacity in the audit of the Corporation.

      8. Review annually the internal audit department of the Corporation including the independence and authority of its reporting obligations, the proposed plans of audit, and the coordination of such plans with the independent registered public accounting firm and the Corporation's accounting and financial human resources.

      9. Review with the independent registered public accounting firm, the internal audit department, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, any recommendations for the improvement of such internal controls or particular areas where new or additional controls or procedures are desirable.

      10. Receive prior to each Committee meeting, a summary of findings from completed internal audits and a progress report on the approved internal audit plan, with explanations for any deviations from the original plan.

      11. Provide sufficient opportunity for the internal audit department and the independent registered public accounting firm to meet with the members of the Committee without members of management present.

      12. Obtain from the independent registered public accounting firm assurances that Section 10A(b) of the Exchange Act, regarding illegal acts, whether perceived to have a material effect on the Corporation's financial statements or not, has not been implicated.

      13. Advise the Board with respect to the Corporation's policies and procedures regarding compliance with applicable laws and regulations and with the Corporation's Code of Ethics.

      14. Review and reassess the adequacy of this Committee's charter on an annual basis and recommend proposed changes to the Board of Directors for approval.

      15. Review such other matters in relation to the financial affairs of the Corporation and its internal and external audits as the Board of Directors or the Committee considers appropriate.


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